UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-52606	20-2985918
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Shareholder Proposals and Director Nominations for the Annual Meeting of Stockholders
On October 7, 2016, KBS Real Estate Investment Trust, Inc. (the “Company”) filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) for its Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January 27, 2017.  Because the date of the Annual Meeting is more than 30 days from the anniversary date of the Company’s 2015 annual meeting of stockholders, in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has extended the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) to be eligible for inclusion in the Company’s proxy materials relating to the Annual Meeting. In order to be timely and to be eligible for inclusion in the Company’s proxy materials relating to the Annual Meeting, director nominations and other stockholder proposals must be received by Peter McMillan III, the Company’s Secretary, at the Company’s principal offices by the close of business on November 8, 2016, which date the Company has determined to be reasonable. Such proposals must also comply with the Company’s bylaws and the rules of the SEC regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.
Stockholders interested in nominating a person as a director or presenting any other business for consideration at the Annual Meeting must submit timely notice thereof by following the procedures prescribed in Section 2.12 of the Company’s bylaws and in Rule 14a-8. The date of mailing the notice for the Annual Meeting will be more than 30 days from the first anniversary of the date of mailing the notice for the Company’s 2015 annual meeting of stockholders. Thus, to be timely and to be eligible for presentation to and action by the Company’s stockholders at the Annual Meeting, director nominations and other stockholder proposals must be received by Mr. McMillan at the Company’s principal offices by the close of business on the 10th day following the day the Company files its definitive proxy statement disclosing the date of mailing of the notice for the Annual Meeting. Such proposals must also comply with the Company’s bylaws and other applicable laws.
Proposals should be directed to the attention of the Company’s Secretary, Mr. Peter McMillan III, KBS Real Estate Investment Trust, Inc., 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.
IMPORTANT INFORMATION FOR STOCKHOLDERS
ADDITIONAL INFORMATION AND WHERE TO FIND IT
On October 7, 2016, the Company filed a preliminary proxy statement with the SEC, and plans to file a definitive proxy statement for the Annual Meeting with the SEC. The definitive proxy statement will be sent or given to the Company’s stockholders and will contain information about the proposals to be voted on by the Company’s stockholders at the Annual Meeting, including information relating to the proposed Plan of Liquidation. This filing does not constitute a solicitation of any vote or proxy from any stockholder of the Company. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT IS AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE VOTED ON BY THE COMPANY’S STOCKHOLDERS AT THE ANNUAL MEETING. Stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (which also will be sent to the Company’s stockholders), free of charge at the SEC’s website, www.sec.gov, on the Investor Information page of the Company’s website at www.kbsreit.com, or by directing a request by mail to KBS Real Estate Investment Trust, Inc., c/o DST Systems, Inc., P.O. Box 219015, Kansas City, MO 64121-9015 or KBS Real Estate Investment Trust, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.
PARTICIPANTS IN THIS SOLICITATION
The Company, its directors and executive officers, KBS Capital Advisors LLC, the Company’s external advisor (the “Advisor”), and the Advisor’s officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposals to be voted on at the Annual Meeting, including the Plan of Liquidation. Information regarding the Company, its directors and executive officers and the Advisor, including detailed information regarding the interests of such entities or persons in the solicitation, is included in the Company’s preliminary proxy statement and will be included in the definitive proxy statement in connection with the Annual Meeting. Stockholders may obtain the definitive proxy statement and other relevant documents free of charge as described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: October 27, 2016	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer